UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

Tilray, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughan Road Nanaimo, BC, Canada		V9X 1J2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 6, 2019, Tilray, Inc. (“Tilray”) held a Special Meeting of Stockholders (the “Special Meeting”) at 10:00 a.m., local time, at the offices of Cooley LLP, 1700 Seventh Avenue, Suite 1900, Seattle, Washington 98101-1355. At the Special Meeting Tilray’s stockholders voted on three proposals, each of which is described in more detail in Tilray’s proxy statement/prospectus/information statement filed with the Securities and Exchange Commission on November 12, 2019 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified voting results.

Proposal No. 1. Stockholders voted to approve the Agreement and Plan of Merger and Reorganization, dated as of September 9, 2019 (the “Merger Agreement”) by and among Tilray, Privateer Holdings, Inc. (“Privateer”), Down River Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Tilray, and Michael Blue, as the Stockholder Representative, a copy of which is attached as Annex A to the Proxy Statement, and the transactions contemplated thereby, including the merger, the issuance of shares of Tilray’s Class 1 and Class 2 common stock to Privateer’s stockholders and optionholders pursuant to the terms of the Merger Agreement and the change of control resulting from the merger. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
226,799,609	136,333	38,484	0

Proposal No. 2. Stockholders voted to approve the Tilray Amended and Restated Certificate of Incorporation, in the form attached as Annex B of the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
226,790,490	139,526	44,410	0

Proposal No. 3. Stockholders voted to approve an adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
226,751,709	177,240	45,477	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray, Inc.

Date: December 12, 2019	By:	/s/ Brendan Kennedy
Brendan Kennedy
President and Chief Executive Officer